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                                                                    EXHIBIT 99.1



                         REGISTRATION RIGHTS AGREEMENT


                           dated as of July 18, 1996

                                     among


                           FIRST COMMONWEALTH, INC.

                                      and

           THE HOLDERS OF REGISTRABLE SECURITIES REFERRED TO HEREIN
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                         REGISTRATION RIGHTS AGREEMENT


     Registration Rights Agreement (this "Agreement") dated as of July 18,
1996 among First Commonwealth, Inc., a Delaware Corporation (the "Company"), and the Persons named on Schedule 1 as Holders (each a "Holder" and collectively, the "Holder").

                                   RECITALS
                                   --------

          WHEREAS, simultaneously with the execution hereof the Company is issuing to the Holders an aggregate of 224,456 share of Common Stock shares (the "Shares") and to Don A. Deike an option to purchase 6,943 of Common Stock (the "Option") pursuant to the Stock Exchange Agreement (the "Stock Exchange Agreement") dated as of July 18, 1996 amont the Company, Smileage Dental Services, Inc., a Wisconsin Corporation ("SDS"), and the Holders in exchange for all of the issued and outstanding capital stock of SDS;

          WHEREAS, the parties hereto desire to set forth the Holders' rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

          NOW, THEREFORE, in consideration of the exchange of shares pursuant to the Stock Exchange Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          Section 1.  Definitions and Usage.

          As used in this Agreement:

          1.1   Definitions.

          Commission. "Commission" shall mean the Securities and Exchange Commission.

          Common Stock. "Common Stock" shall mean (i) the common stock, par value $.001 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

          Continuously Effective.   "Continuously Effective", with respect to
a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.
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     Demanding Holders.  "Demanding Holders" shall have the meaning set forth in Section 2.1.

     Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934.

     Holder. "Holders" shall mean the Persons named on Schedule 1 as Holders of Registrable Securities.

     Majority Selling Holders. "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

     Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     Piggyback Registration. "Piggyback Registration" shall have the meaning set forth in Section 3.

     Register, Registered and Registration. "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

     Registrable Securities. "Registrable Securities" shall mean: (i) the Shares owned by Holders on the date hereof, and owned by a Holder on the date of determination, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company and (iv) any shares of Common Stock issued to Don A. Deike upon the exercise of the Option; provided, however, that Registrable Securities shall not include any Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under Sections 2 and 3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting

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transfer from the certificates evidencing such Registrable Securities.

     Registrable Securities then outstanding. "Registrable Securities then outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

     Registration Expenses. "Registration Expenses" shall have the meaning set forth in Section 6.1.

     Securities Act.  "Securities Act" shall mean the Securities Act of 1933.

     Selling Holders. "Selling Holders" shall mean, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

     Shares. "Shares" shall mean the shares of Common Stock held by the Holders on the date of this Agreement.

     Shelf Registration. "Shelf Registration" shall have the meaning set forth in Section 2.1.

     Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     Violation.  "Violation" shall have the meaning set forth in Section 7.1.

     1.2   Usage.

     (a) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

     (b) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

     (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to

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a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

     (d) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

     (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

     (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

     (g) The term "hereof" and similar terms refer to this Agreement as a whole.

     (h) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 11.2.

     Section 2.  Shelf Registration.

     2.1 (a) At any time on or after November 16, 1996, if one or more Holders that own an aggregate of 51% or more of the Registrable Securities then outstanding shall make a written request to the Company (the "Demanding Holders"), the Company shall promptly cause there to be filed with the Commission a registration statement in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration"), and each Demanding Holder shall be entitled to have included therein all or such number of such Demanding Holder's Registrable Securities, as the Demanding Holder shall report in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, that all of the Holders have been notified by the Demanding Holders that the request for Shelf Registration is being made and have either joined in such request or declined to join in such request and the intended methods of disposition thereof. The Demanding Holders may submit a request for Shelf Registration prior to November 16, 1996, but any such request shall be deemed to be a request to file the Shelf Registration as soon as practicable on or after November 16, 1996.

           (b) The Company shall be entitled to postpone the filing of the Shelf Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1 no later than 10 days after receipt of the request for a Shelf Registration from the Demanding Holders and such postponement may last for no more than 60 days from the date notice of such postponement is given by the

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Company to the Demanding Holders, if the Board determines, in its good faith judgment based on the advice of outside legal counsel, that such registration cannot be made on registration Form S-3 of the Commission under the Securities Act or any substantially identical successor form. If at the end of such 60-day period the Shelf Registration cannot be made on Form S-3, the Company will file the Shelf Registration on an available registration form.

     2.2 Following receipt of a request for a Shelf Registration, the Company shall:

     (a) File the registration statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

     (b) Use the Company's best efforts to keep the relevant registration statement Continuously Effective until the earlier of (A) such time as the Registerable Securities registered under the Shelf Registration statement could be disposed of pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act in a single public sale or disposition or (B) such date as of which all the Registrable Securities under the Shelf Registration statement shall have been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended, the foregoing period shall be extended by the aggregate number of days of such suspension.

     2.3 The Company shall be obligated to effect no more than one Shelf Registration. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which the Registerable Securities that are subject to such Shelf Registration may be disposed of pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, provided no stop order or similar order, or proceedings for such order, is thereafter entered or initiated.

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     2.4  Except as otherwise required by Section 2.1(ii), a registration pursuant to this Section 2 shall be on registration Form S-3 of the Commission or a substantially identical successor form.

          Section 3.  Piggyback Registration.

          3.1 If at any time between the date hereof and November 16, 1996 the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) Common Stock under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply to any registration statement covering an underwritten offering consisting only of convertible debt securities and the equity securities issuable upon conversion thereof. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder.

          3.2 If the underwriters' representative shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 3, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the estimated gross proceeds from the sale thereof; and third, all other securities requested to be included in such registration.

          3.3 Each Holder shall be entitled to have its Registrable Securities included in any Piggyback Registration pursuant to this Section 3.

          Section 4. Registration Procedures. Whenever required under Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

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     4.1  Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's reasonable efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for all persons (other than Company) selling Registrable Securities pursuant to such registration statement, copies of all such documents in the form substantially as proposed to be filed with the Commission prior to filing for review and comment by such counsel.

     4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registerable Securities pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

     4.3 Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

     4.4 Use the Company's reasonable efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the underwriter, if any, the Majority Selling Holders, and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

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     4.5  Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

     4.6 Make available for inspection by any Selling Holder and the representatives of such Selling Holder (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder the reasonable opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

     4.7 Use reasonable efforts to cause the Registrable Securities covered by such registration statement, if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering.

     Section 5. Holders' Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall furnish to the Company such information regarding such Selling Holder and the number of the Registrable Securities owned by it as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration.

     Section 6. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

     6.1 With respect to a Shelf Registration the Company shall bear and pay all expenses incurred in connection with such registration, filing, or qualification of Registrable Securities with respect to such Shelf Registration for each Selling Holder, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the

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reasonable fees and disbursements of counsel for the Company, and of the
Company's independent public accountants and the reasonable fees and disbursements of one firm of counsel for all persons selling securities in such registration statement (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders); provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such expense), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute the Shelf Registration under Section 2 hereof.

     6.2 The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3 for each Selling Holder (which right may be Transferred to any person to whom Registrable Securities are Transferred as permitted by Section 10), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

     Section 7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

     7.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

     7.2 Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

     (a) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

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     (b) Any violation or alleged violation by the Company of the Securities
Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

     7.3 To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such

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registration; provided, however, that (x) the indemnification required by this
Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross proceeds from the applicable offering received by such Selling Holder.

     7.4 Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not

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faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

     7.5 If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:

     (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of

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fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     7.6 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

     7.7 The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     Section 8. Holdback. Each Holder entitled pursuant to this Agreement to have Registrable Securities included in a Piggyback Registration prepared pursuant to this Agreement, if so requested by the managing underwriter in connection with an offering of any securities covered by a registration statement filed by Company because the managing underwriter reasonably believes that sales of such shares of Common Stock would have a detrimental effect on such offering, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (except as part of such underwritten registration), during the 15-day period prior to, and during the 90-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing by the Company or such underwriter and provided, further, that the right to require the Holders to refrain from selling or distributing securities pursuant to this Section 8 shall be exercisable with respect to only one offering of securities by the Company during the term of this Agreement. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

     Section 9.  Amendment, Modification and Waivers; Further Assurances.

     (a) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

     (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

     (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     Section 10. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by a Holder to any person who purchases such Registrable Securities from the Holder, unless such transferee is an "affiliate" of the Company within the meaning of Rule 144(a)(1) adopted by the Commission pursuant to the Securities Act.

     Section 11.  Miscellaneous.

     11.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     11.2 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

     11.3 Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

     11.4 Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

     11.5 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

     11.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

     11.7 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

     11.8 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

     11.9 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

     11.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

     11.11 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                               FIRST COMMONWEALTH, INC.

                                               By: /s/ Christopher C. Multhauf
                                                   -----------------------------
                                                   Christolpher C. Multhauf
                                                   Chairman and Chief Executive
                                                   Officer


                                               /s/ Jesley C. Ruff
                                               ---------------------------------
                                               Jesley C. Ruff


                                               /s/ Robert Chojnacki
                                               ---------------------------------
                                               Robert Chojnacki


                                               /s/ David H. Erickson
                                               ---------------------------------
                                               David H. Erickson


                                               /s/ Stephen F. Froehlich
                                               ---------------------------------
                                               Stephen F. Froehlich


                                               /s/ Gerald D. Patterson
                                               ---------------------------------
                                               Gerald D. Patterson


                                               /s/ Don A. Dieke
                                               ---------------------------------
                                               Don A. Deike


                                               /s/ John Sebanc
                                               ---------------------------------
                                               John Sebanc


                                               ANN SEBANC TRUST


                                               By:  /s/ Ann Sebanc
                                                    ----------------------------
                                                    Ann Sebanc, Trustee

                                                                      Schedule 1
                                                                      ----------

Jesley C. Ruff
4856 N. Ardmore Avenue
Milwaukee, WI  53217

Robert Chojnacki
S64 W12720 Tennyson
Muskego, WI  53150

David H. Erickson
857 E. Glenbrook Road
Milwaukee, WI  53217

Stephen F. Froehlich
W51 N893 Keup Road
Cedarburg, WI  53012

Gerald D. Patterson
2867 Nassau Drive
Brookfield, WI  53005

Don A. Deike
644 N. Highway K
Hartford, WI  53027

John Sebanc
303 W. Coventry Court
Apt. #119
Glendale, WI  53217

Ann Sebanc Trust
400 West Acacia Road
Glendale, WI  53217